Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brad E. Schwartz, the Chief Financial Officer of Monarch Financial Holdings, Inc. certifies that, to my knowledge:

(a)	The Annual Report on Form 10-K of Monarch Financial Holdings, Inc. for the year ended December 31, 2008 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2009	/s/ Brad E. Schwartz
Brad E. Schwartz
Chief Financial and Operating Officer

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